UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):         September 21, 2011

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-12619 (Commission File Number)	43-1766315 (IRS Employer Identification Number)

800 Market Street
St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code     (314) 877-7000

________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    In a press release dated September 27, 2011, a copy of which is attached hereto as Exhibit 99.1, Ralcorp Holdings, Inc. (“Ralcorp”) announced that Thomas G. Granneman, Corporate Vice President and Chief Accounting Officer, will retire from Ralcorp effective December 31, 2011.  On September 21, 2011, Ralcorp’s board of directors appointed Scott Monette Corporate Vice President and Chief Financial Officer effective upon Mr. Granneman’s retirement.  Upon Mr. Granneman’s retirement, Scott Monette, Ralcorp’s Corporate Vice President, Treasurer and Corporate Development Officer, will assume all of Mr. Granneman’s responsibilities in addition to keeping his current responsibilities.

    Biographical and similar information regarding Messrs. Granneman and Monette was previously reported in Ralcorp’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 under the caption “Executive Officers” and is incorporated herein by reference.

    There are no adjustments to compensation related to the change in positions described above, except that Mr. Granneman has forfeited a restricted stock unit award agreement granted on October 9, 2009 which, in addition to certain performance criteria, would require Mr. Granneman to remain employed with Ralcorp until December 31, 2013 in order to become fully vested.  In exchange, on September 21, 2011, Ralcorp granted Mr. Granneman a cash-settled restricted unit award agreement which contains the same performance criteria as the restricted stock unit award agreement previously granted and becomes payable, if earned, on the date which is six months following Mr. Granneman’s retirement.  A complete copy of the cash-settled restricted unit award agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Items.

    In a separate press release dated September 26, 2011, a copy of which is attached hereto as Exhibit 99.2, Ralcorp announced that its subsidiary, Post Holdings, Inc., has filed with the Securities and Exchange Commission a registration statement on Form 10 with respect to the previously announced separation of the Post cereal business in a tax-free spin-off to Ralcorp shareholders.

    In another separate press release dated September 26, 2011, a copy of which is attached hereto as Exhibit 99.3, Ralcorp announced that upon completion of the separation of the Post cereal business, William P. Stiritz will become chairman and chief executive officer of Post Holdings, Inc.  In addition, James L. Holbrook will be joining Post Holdings, Inc. as Executive Vice President of Marketing, effective October 3, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Cash-settled restricted unit award agreement
99.1	Press release dated September 27, 2011 announcing corporate officer retirement and corporate officer appointment
99.2	Press release dated September 26, 2011 announcing the filing of Form 10 by Post Holdings, Inc.
99.3	Press release dated September 26, 2011 announcing officer appointments for Post Holdings, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	September 27, 2011	By: /s/ G. A. Billhartz
G. A. Billhartz
Corporate Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cash-settled restricted unit award agreement
99.1	Press release dated September 27, 2011 announcing corporate officer retirement and corporate officer appointment
99.2	Press release dated September 26, 2011 announcing the filing of Form 10 by Post Holdings, Inc.
99.3	Press release dated September 26, 2011 announcing officer appointments for Post Holdings, Inc.